Exhibit 4.3

STRICTLY PERSONAL AND CONFIDENTIAL

Mr A. Burgmans

16 December 2003

Dear

Your Remuneration with effect from 1st January 2004

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2004 your total annual base salary will amount to €1,365,000.

The payment of this salary will continue to be split so that 70% is payable by Unilever N.V. and 30% by Unilever PLC.

2. Annual Bonus

Your annual bonus entitlement for 2004 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.

The annual bonus will be payable in March 2005 in respect of the calendar year 2004.

Up to 80% of your annual bonus will be awarded by reference to company results for the year 2004 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares

As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options

The normal allocation of stock option grants is:

PLC shares: 80,000     NV shares: 12,000

The next grant of options (subject to the EPS conditions being met) will be made on 24th March 2004 and, in your case, will be provided under the Unilever NV 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2004 will depend on the EPS results of the company for the prior financial year (2003).

3.3 LTIP in Restricted Shares

Under the Unilever TSR LTIP plan you will be allotted conditional rights to shares in Unilever equivalent in value to €800,000 for the year 2004. This award will be made on 24th March 2004. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Pension Contributions

With effect from 1st January 2004 pension contributions will be re-introduced by Progress at the rate of 1% of pensionable salary (in respect of the excess over €55,178). Pensionable salary includes your annual bonus, subject to a maximum of 20% of base salary.

As you know the UK pension fund (the UPF) also requires contributions in respect of the element of your salary paid in the UK. However you will continue to be compensated for this contribution so that you are not faced with double contributions.

With kind regards,

/s/ Jan van der Bijl

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr N.W.A. FitzGerald

16 December 2003

Dear

Your Remuneration with effect from 1st January 2004

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2004 your total base salary will amount to £1,065,000 per annum.

The payment of this salary will continue to be split so that 70% is payable by Unilever PLC and 30% by Unilever N.V.

2. Annual Bonus

Your annual bonus entitlement for 2004 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.

The annual bonus will be payable in March 2005 in respect of the calendar year 2004.

Up to 80% of your annual bonus will be awarded by reference to company results for the year 2004 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives – Matching Shares

As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Pension Contributions

The Unilever Pension Fund (the “UPF”) has announced an increase of pension contributions with effect from 1st January 2004 from 2% to 5%.

The deduction will be made in respect of your total pensionable salary (which will include your annual bonus subject to a maximum of 20% of your base salary).

You may be aware that Progress is re-introducing pension contributions with effect from 1st January 2004 at the rate of 1%. As you are a member of the Progress Fund in respect of the element of your salary paid in the Netherlands, this deduction will be applied against your Dutch salary but will then be reimbused to you so that you are not faced with double contributions.

With kind regards,

/s/ Jan van der Bijl

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr A C Butler

16 December 2003

Dear

Your Remuneration with effect from 1st January 2004

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2004 your total annual base salary will amount to £530,000.

This will be paid as follows:

•	€100,000 will be paid in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

•	The balance of your base salary (£465,000) will be payable in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

Unilever will ensure that your total salary will be equal to £530,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2004 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.

This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case by Unilever PLC). The annual bonus will be payable in March 2005 in respect of the calendar year 2004.

Up to 80% of your annual bonus will be awarded by reference to company results for the year 2004 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares

As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options

The normal allocation of stock option grants is:

PLC shares: 50,000     NV shares: 7,500

The next grant of options (subject to the EPS conditions being met) will be made on 24th March 2004 and, in your case, will be provided under the Unilever PLC 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2004 will depend on the EPS results of the company for the prior financial year (2003).

3.3 LTIP in Restricted Shares

Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2004. This conditional award will be made on 24th March 2004. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Pension Contributions

The Unilever Pension Fund (the “UPF”) has announced an increase of pension contributions with effect from 1st January 2004 from 2% to 5%.

The deduction will be made in respect of your total pensionable salary (which will include your annual bonus subject to a maximum of 20% of your base salary).

With kind regards,

/s/ Jan van der Bijl

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr P J Cescau

16 December 2003

Dear

Your Remuneration with effect from 1st January 2004

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2004 your total annual base salary will amount to €1,060,000.

This will be paid as follows:

•	£65,000 will be paid in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

•	The balance of your base salary (€960,000) will be payable in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

Unilever will ensure that your total salary will be equal to €1,060,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2004 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.

The annual bonus will be payable in March 2005 in respect of the calendar year 2004.

Up to 80% of your annual bonus will be awarded by reference to company results for the year 2004 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares

As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options

The normal allocation of stock option grants is:

PLC shares: 50,000     NV shares: 7,500

The next grant of options (subject to the EPS conditions being met) will be made on 24th March 2004 and, in your case, will be provided under the Unilever NV 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2004 will depend on the EPS results of the company for the prior financial year (2003).

3.3 LTIP in Restricted Shares

Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2004. This conditional award will be made on 24th March 2004. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Pension Contributions

With effect from 1st January 2004 pension contributions will be re-introduced by Progress at the rate of 1% of pensionable salary (in respect of the excess over €55,178). Pensionable salary includes your annual bonus, subject to a maximum of 20% of base salary.

With kind regards,

/s/ Jan van der Bijl

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr K B Dadiseth

16 December 2003

Dear

Your Remuneration with effect from 1st January 2004

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2004 your total annual base salary will amount to £680,000.

This will be paid as follows:

•	€100,000 will be paid in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

•	The balance of your base salary (£615,000) will be payable in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

Unilever will ensure that your total salary will be equal to £680,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2004 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.

This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case by Unilever PLC). The annual bonus will be payable in March 2005 in respect of the calendar year 2004.

Up to 80% of your annual bonus will be awarded by reference to company results for the year 2004 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares

As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options

The normal allocation of stock option grants is:

PLC shares: 50,000     NV shares: 7,500

The next grant of options (subject to the necessary EPS conditions being met) will be made on 24th March 2004 and, in your case, will be provided under the Unilever PLC 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2004 will depend on the EPS results of the company for the prior financial year (2003). Based on the ESOP rules stock options should, in principle, not be granted within two years before retirement. Therefore the 2004 option grant will in your case be made conditional upon approval by the Remuneration Committee.

3.3 LTIP in Restricted Shares

Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2004. This conditional award will be made on 24th March 2004. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Pension Contributions

The Unilever Pension Fund (the “UPF”) has announced an increase of pension contributions with effect from 1st January 2004 from 2% to 5%.

The deduction will be made in respect of your total pensionable salary (which will include your annual bonus subject to a maximum of 20% of your base salary).

With kind regards,

/s/ Jan van der Bijl

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr A R van Heemstra

16 December 2003

Dear

Your Remuneration with effect from 1st January 2004

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2004 your total annual base salary will amount to €730,000.

This will be paid as follows:

•	£65,000 will be paid in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

•	The balance of your base salary (€630,000) will be payable in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

Unilever will ensure that your total salary will be equal to €730,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2004 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.

This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case by Unilever NV). The annual bonus will be payable in March 2005 in respect of the calendar year 2004.

Up to 80% of your annual bonus will be awarded by reference to company results for the year 2004 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares

As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options

The normal allocation of stock option grants is:

PLC shares: 50,000     NV shares: 7,500

The next grant of options (subject to the EPS conditions being met) will be made on 24th March 2004 and, in your case, will be provided under the Unilever NV 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2004 will depend on the EPS results of the company for the prior financial year (2003).

3.3 LTIP in Restricted Shares

Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2004. This conditional award will be made on 24th March 2004. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Pension Contributions

With effect from 1st January 2004 pension contributions will be re-introduced by Progress at the rate of 1% of pensionable salary (in respect of the excess over €55,178). Pensionable salary includes your annual bonus, subject to a maximum of 20% of base salary.

With kind regards,

/s/ Jan van der Bijl

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr R H P Markham

16 December 2003

Dear

Your Remuneration with effect from 1st January 2004

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2004 your total annual base salary will amount to £615,000.

This will be paid as follows:

•	€100,000 will be paid in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

•	The balance of your base salary (£550,000) will be payable in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

Unilever will ensure that your total salary will be equal to £615,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2004 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.

This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case by Unilever PLC). The annual bonus will be payable in March 2005 in respect of the calendar year 2004.

Up to 80% of your annual bonus will be awarded by reference to company results for the year 2004 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares

As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options

The normal allocation of stock option grants is:

PLC shares: 50,000     NV shares: 7,500

The next grant of options (subject to the EPS conditions being met) will be made on 24th March 2004 and, in your case, will be provided under the Unilever PLC 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2004 will depend on the EPS results of the company for the prior financial year (2003).

3.3 LTIP in Restricted Shares

Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2004. This conditional award will be made on 24th March 2004. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Pension Contributions

The Unilever Pension Fund (the “UPF”) has announced an increase of pension contributions with effect from 1st January 2004 from 2% to 5%.

The deduction will be made in respect of your total pensionable salary (which will include your annual bonus subject to a maximum of 20% of your base salary).

With kind regards,

/s/ Jan van der Bijl

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr C B Strauss

16 December 2003

Dear

Your Remuneration with effect from 1st January 2004

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2004 your total annual base salary will amount to $1,100,000.

2. Annual Bonus

Your annual bonus entitlement for 2004 will be up to a maximum of 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.

This annual bonus will be payable in March 2005 in respect of the calendar year 2004.

Up to 80% of your annual bonus will be awarded by reference to company results for the year 2004 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares

As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options

The normal allocation of stock option grants is:

PLC shares: 80,000 (i.e. 20,000 ADR’s)     NV shares: 12,000

The next grant of options (subject to the EPS conditions being met) will be made on 24th March 2004 and, in your case, will be provided under the Unilever US Share Option Plan. As you know the precise number of shares to be granted in 2004 will depend on the EPS results of the company for the prior financial year (2003).

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

With kind regards,

/s/ Jan van der Bijl

Jan van der Bijl
Head of Private Administration